SUBSIDIARY EQUITY OBLIGATIONS	12 Months Ended
Dec. 31, 2025
Disclosure of financial liabilities [abstract]
SUBSIDIARY EQUITY OBLIGATIONS
19.    SUBSIDIARY EQUITY OBLIGATIONS
Subsidiary equity obligations consist of the following:

AS AT DEC. 31 (MILLIONS)	Note	2025	2024
Subsidiary preferred shares and capital	(a)	$2,755	$3,578
Subsidiary preferred equity units		1,053	1,042
Limited-life funds and redeemable fund units		—	139
Total		$3,808	$4,759
a)    Subsidiary Preferred Shares and Capital
Preferred shares are classified as liabilities if the holders have the right to redeem the preferred shares into common equity of the issuer, receive fixed or cumulative dividends or settle the shares in cash at a specified date or on demand. The dividends paid on these securities are recorded in interest expense. As at December 31, 2025 and 2024, the balances consist of the following:

AS AT DEC. 31 (MILLIONS, EXCEPT SHARE INFORMATION)	Shares Outstanding	Cumulative Dividend Rate	Local Currency	2025	2024
India Infrastructure Investment Trusts	664,000,000	See footnote[1]	INR$	$2,138	$1,906
Brookfield India Real Estate Trust (“BIRET”)[2]	n/a	n/a	US$	—	1,392
Other Subsidiary Preferred Shares and Capital[3]				617	280
Total				$2,755	$3,578
1.The dividend rate pertaining to India Infrastructure Investment Trusts is equal to a minimum of 90% of net distributable cash flows.
2.During the year, we completed the partial sale of our interest in India REIT resulting in the deconsolidation of our investment.
3.Other subsidiary preferred shares and capital primarily relates to preferred shares classified as a liability for interests of others in our operating subsidiaries.
Subsidiary preferred capital includes $2.1 billion as at December 31, 2025 (2024 – $1.9 billion) of preferred equity interests held by third-party investors in India Infrastructure Investment Trusts, which have been classified as liabilities, as a result of contractual obligations to make distributions at an amount no less than 90% of net distributable cash flows.